Exhibit 99.1

Bank of America Merrill Lynch Global Metals & Mining Conference May 11, 2010 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of April 22, 2010. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: demand for coal in United States and international power generation and steel production markets; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of weather on demand, production and transportation; successful implementation of business strategies, including our Btu Conversion and generation development initiatives; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; access to capital and credit markets and availability and costs of credit, margin capacity, surety bonds, letters of credit, and insurance; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental requirements affecting the use of coal; litigation, including claims not yet asserted; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements. Adjusted Income from Continuing Operations and Adjusted EPS are defined as income from continuing operations and diluted earnings per share excluding the impact of the remeasurement of foreign income tax accounts. Management has included these measures because, in management's opinion, excluding such impact is a better indicator of the company's ongoing effective tax rate and diluted earnings per share, and is therefore more useful in comparing the company's results with prior and future periods. 04/22/10

Peabody Energy: The Only Global Pure-Play Coal Investment Best access to fastest growing global markets with expanding Australia platform, trading activities and Asia growth projects Excellent U.S. contracting position and largest producer in fastest growing regions Unmatched reserve base and outstanding liquidity to create shareholder value

2010 First Quarter Results: Cost Containment, Expanding Margins, Bullish Outlook EBITDA and operating profit increase 10% Margins per ton expand 16% in U.S. and 5% in Australia Global incidence rate reduced 10% from record 2009 Second quarter expected to benefit from higher Australia pricing EBITDA: $350 - $425 million / Adjusted EPS: $0.50 - $0.65 Targeting 2010 results significantly above 2009 EBITDA: $1.6 - $1.9 billion / Adjusted EPS: $2.45 - $3.15 2010 met sales up to 52% higher than 2009 2010 May Rival Record Results of 2008

Peabody Capitalizing on Outstanding Asia-Pacific Demand

2007 2008 2009 2Q 2010 Spot 98 300 129 200 245 2007 2008 2009 2010 2011 2012 2013 56 125 70 105.04 109.53 111.4 113.92 Newcastle Thermal Coal Source: Forecast prices are an average of third party industry data from multiple sources. Pricing as of April 27, 2010. High Quality Hard Coking Coal Per Tonne Pricing for Key Australian Products Continues to Increase

2003 2004 2005 2006 2007 2008 2009 2010 Annual. Imports -83.124 -67.963 -45.548 -24.988 -2.087 -4.449 104.196 39 117 China: Rapid Transition From Net Exporter to Net Importer Data and estimates based on industry reports and Peabody analysis; 2010 reflects Q1 annualized. China Net Coal Imports 2003 2004 2005 2006 2007 2008 2009 2010 Est. 2009 imports tripled as exports cut in half 2010 may exceed 2009 Q1: 39 million tonnes > 5x higher than prior year Q1 generation and steel production up ~25% Securing long-term thermal, met coal assets Australia the largest coal supplier to China $30+ per ton rail/ship advantage over U.S.

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Met 16 18 22 22 23 25 28 Thermal 9 11 19 23 29 36 61 105 125 146 168 193 Forecast Range 15 20 30 40 55 India: Fastest Import Growth Potential Data and estimates based on industry reports and Peabody analysis. Q1 steel production +20% versus prior year 2009 coal generation grows 7% Thermal imports grow 68% in 2009 Inventories below target 78 GW of new coal-based plants under construction Imports growing to ~200 MTPA in 4 - 5 years? India Coal Imports

Global Steel Production to Drive Met Coal Demand Beyond 1 Billion Tonnes U.S. China India ROW East 14 612 64 306 ROW 306 U.S. 14 China 612 India 64 Global Steel Grows 40% by 2020 China Uses Most Global Met Coal Global Steel Production Estimates 2009 Met Coal Consumption (Tonnes in Millions) Tonnes in millions. Source: World Steel Association; third party data and Peabody analysis. 2009 2014 2020 World Excl. China & India 580 800 800 China 600 700 790 India 20 75 100

China India Other Asia USA Europe South America Other 55 19 8 7 2 2 1 Major New Global Coal-Fueled Generation Build-out Under Way Data and estimates based on Platts Worldwide Power Plant Database and Peabody analysis. 85+% of New 2010 Coal Plants in China, India and Other Asia 2010 New Coal-Fueled Generation (GW) New Coal Plants for 2010 Tonnes in GW Millions China 55 212 India 19 90 Other Asia 8 34 USA 7 25 Europe 2 4 South America 2 8 Others 1 2 Total 94 375 China 55 India 19 Other Asia 8 USA 7 Europe 2 South America 2 Others 1

Global Seaborne Demand: ~300 MTPA of Growth by 2014 Data and estimates based on Barlow Jonker and Peabody analysis. 100+ MTPA of new seaborne coal demand from generation under construction Pacific demand growth 75+% of total demand increases India to dominate growth in global coal imports India China Japan South Korea Taiwan Other Pacific Atlantic 125 45 25 20 10 30 45 Growth in Seaborne Imports 2009 - 2014 (Tonnes in Millions)

Vietnam Canada China U.S. South Africa South America Russia Indonesia Australia Metallurgical 0 19 1 30 0 0 7 0 135 Thermal 25 4 22 11 64 64 77 197 140 2009 Total Exports Global Seaborne Supply: Expected to Lag Demand Growth Data and estimates based on Barlow Jonker and Peabody analysis. Tonnes in millions, except U.S. Excludes land-based exports, except U.S. Metallurgical Thermal U.S. South Africa South America Russia Australia Indonesia Canada China Vietnam Seaborne markets expected to be up to 100 MTPA short of coal Australia expected to supply vast majority of met growth Up 10% already YTD in 2010 China exports continue to decline Australia More Than Half of Global Seaborne Growth 110 - 140 2009 - 2014 Growth 30 - 40 5 - 10 10 - 15 5 - 15 15 - 20 (0 - 10) 0 - 5 (0 - 10) 175 - 225

2004 2005 2006 2007 2008 2009 2010 Est Abbott Point 12.533 12.971 11.207 11.756 13.685 15.242 314 Dalrymple Bay 47.291 50.659 50.946 44.787 47.983 54.225 Hay Point 36.193 33.517 32.152 39.068 35.972 35.008 Gladstone 42.715 42.824 49.75 53.382 56.075 58.017 Brisbane 2.944 4.247 3.952 5.263 5.322 6.429 Newcastle 77.811 80.327 79.805 84.796 91.437 92.81 Port Kembla 8.931 10.087 11.184 12.924 11.715 15.013 Australia Coal Exports 2004 - 2010 Logistics Improvements Secure Australia as World's Go-To Supplier Source: Industry reports and Peabody analysis and projections. Metallurgical Thermal Australia consistently delivers growing exports Australia exports running 10% ahead of prior year Port expansions and rail improvements expected to lift volumes further Australia industry expected to export 10 - 15% more in 2010, followed by another 15 - 20% in 2011 Australian Exports Increase ~85 Million Tonnes Since 2004 35 - 40%

14 Location and Cost Advantage Over Other Seaborne Supply Peabody Competitively Positioned to Serve Growth Markets of Asia Optimal location to serve Asian demand Premium met and thermal coal products Lower cost seaborne supply Significant organic growth potential Expanding export capability with rail/port access Burton North Goonyella Eaglefield Millennium Metropolitan Dalrymple Bay Abbot Point Port Kembla Queensland New South Wales Conarco Exploration Area Wilkie Creek Brisbane Wilpinjong North Wambo Wambo NCIG Newcastle Met Coal Mine Thermal Coal Mine Port Gladstone

Peabody Lifts 2010 Australian Exports on Strong Pacific Demand * Domestic thermal volumes priced under long-term contracts. Unpriced volumes as of April 22, 2010. Actual results may differ from forecast. Statement on forward-looking information detailed on slide 2. HQHCC HCC SHCC PCI/Other 3.6 2.5 1.8 1.9 High Quality Hard 30 - 35% Hard 20 - 25% Semi-Hard 15 - 25% PCI 15 - 25% Expected 2010 Met Coal Mix BTU Australian Sales Profile Expanding Met Sales Up to 52%, Thermal Exports 25%

2009 2010 5-Yr Forward Domestic Thermal 5.8 6.25 8.25 Seaborne Thermal 9.6 12.25 16 Seaborne Met 6.9 10 13.5 1.5 2.5 2.5 6.0 - 6.5 11.5 - 12.0 9.5 - 10.5 8.0 - 8.5 15.0 - 17.0 12.0 - 15.0 27.0 - 29.0 35.0 - 40.0+ Peabody Raising Australia Platform Up to 40 Million Tons by 2014 Met: Up to 117% Seaborne Thermal: Up to 77% 5-Year Growth Tons in Millions Matching Port Capacity Through NCIG and Dalrymple Bay Increases Actual results may differ from forecast. Statement on forward-looking information detailed on slide 2. Domestic Thermal 6.9 9.6 5.8 22.3 Wambo coal is carried on the Sunny Success, the first ship to set sail from NCIG

Australia 5-Year Project Pipeline Peabody's Australian Growth Projects Target Exports Export Met S/UG MTPA Quality Denham Development S 3 - 6 HQHCC Burton Extension S 2 - 3 HCC Metropolitan Expansion UG 1 HCC Millennium Expansion S 2 - 3 Semi-Hard / PCI 8 - 13 Export Thermal Wambo Expansion S/UG 3 - 4 High Quality, Low Ash Wilpinjong Expansion S 2 - 3 Low Cost Complex 5 - 7 Short tons in millions. 'S' for surface, 'UG' for underground.

Peabody Advancing China and India Opportunities Long-term met customer from Australia COALTRADE brokering thermal coal Peabody selected as strategic partner by Coal India Discussions ongoing re: long-term coal supplies or other strategic ventures India: Peabody Accessing Fastest-Growing Importing Nation China: Peabody Advancing Mine and Conversion Projects Long-term met customer from Australia COALTRADE brokering thermal coal Peabody selected as strategic partner by Coal India Discussions ongoing re: long-term coal supplies or other strategic ventures Peabody supplying met coal from Australia COALTRADE brokering thermal coal Peabody in strategic discussions with Coal India Exploring long-term coal supplies and other strategic ventures Pursuing large-scale open cut mining, JV and business development opportunities GreenGen Peabody the only non-Chinese equity partner in multi-phase power plant and CCS project Lu'an Joint Venture Large open-cut mine to serve growing generation in Xinjiang Inner Mongolia Large open-cut mine to serve coal-to-chemicals plant

2003 2004 2005 2006 2007 2008 2009 Domestic EBITDA 45.828 34.781 38.745 81.604 87.781 123.683 96.7 International EBITDA 0 6.258 4.313 11 28.819 95.217 96.7 St. Louis Newcastle London Beijing Singapore Jakarta Strong Trading & Brokerage Results from "Virtual Coal Mine" Trading & Brokerage EBITDA U.S. Non-U.S. Peabody Trading & Brokerage Offices $193 In Millions Growing, profitable global trading and brokerage operations Continued expansion; opening of Singapore Southeast Asia trading hub in 2009 Arbitrage opportunities; financial or physical settlements with asset base; pipeline of market intelligence

Peabody Well-Positioned in Fastest Growing U.S. Markets

PRB and Illinois Basin: Majority of U.S. Coal Demand Growth PRB advantage Low end of cost curve Primary source for new plants Asian export potential Illinois Basin advantage Lower cost than Appalachia Major source for new plants Central Appalachia declines Safety and permitting issues Weak Atlantic thermal exports and "gas cap" issue PRB ILB NAPP Other CAPP 2009 57 25 12 3 -36 U.S. Production Change 2009 - 2014 50-60 20-30 10-15 0-5 (30-40) Estimates based on industry reports and Peabody analysis. Tons in Millions

U.S. Coal Demand Set to Recover 60 - 80 Million Tons in 2010 Data and estimates based on industry analysis and Peabody estimates. 2009 Coal Demand Electricity Generation Gas Back to Coal U.S. Exports 2010 Coal Demand 1062 1062 1062 1062 1062 30 30 30 30 30 30 30 30 30 30 10 10 10 10 10 2009 vs. 2010 Expected Demand Expected 2010 demand growth of 60 - 80 MT Follows 105 MT in 2009 production cuts Record inventory draw Dec. - Feb., half of reductions in PRB Winter-Driven Inventory Draw Accelerates Recovery

During Early Recovery, PRB Prices Rise Fastest Data and estimates based on third party data and Peabody analysis. Forecast prices are an average of third party industry data from multiple sources. Pricing as of April 27, 2010. PRB 8800 Price Per Ton Prompt PRB prices rise >75% the last six months; minimal improvement of CAPP prices The traditional lag of PRB prices to CAPP increases has not occurred Likely causes: Excess CAPP inventories nearly twice as high as PRB Greater competitiveness of natural gas to higher-cost Eastern coal Peabody also selling PRB into China, South America 2007 2008 2009 2010 2011 2012 2013 9.99 12.2 8.83 12.06 13.61 14.19 14.78

Peabody Well Positioned in the U.S. Largest producer and reserve holder in the PRB and ILB PRB and ILB expected to serve >80% of U.S. growth through 2014 Operating 9 of the nation's 20 safest mines, including 3 with zero incidents in 2009 Unpriced position 2010 fully committed/priced at 185 - 195 million tons of production Patient regarding 2011; 50 - 60 million tons available 120 - 130 million tons in 2012 Short tons in millions. Sales and reserves based on 2009 filed data. Safety market position based on preliminary MSHA data for 2009. Peabody Energy Operations Dominion Terminal Associates Market Position Sales Reserves Wyoming PRB #1 137 3,015 Midwest #1 32 3,566 Colorado #1 8 240 Southwest #1 15 1,120

Peabody: U.S. Growth in Key Regions PRB: Significant Peabody growth potential as Central Appalachia declines Midwest: Beginning Bear Run, pursuing similar models Southwest: Evaluating new long-term markets

BTU: Targeting Continued Growth in Shareholder Value Unmatched size and global diversity Excellent access to high-growth markets Outstanding U.S. and Australia platform Global trading & brokerage activities Substantial liquidity to fuel growth

BTU: Significant Valuation Upside $59 average sell-side price target ~35% above share price BTU trading at a discount; multiple now below some U.S.-only coal companies

Bank of America Merrill Lynch Global Metals & Mining Conference May 11, 2010 Gregory H. Boyce Chairman and Chief Executive Officer Peabody Energy